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                      CERTIFICATION OF PERIODIC REPORT

I, Dennis R. Salentine, Vice President Corporate Benefits Manager of the Marshall & Ilsley Corporation and Plan Administrator, certify, to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1) the Annual Report on Form 11-K of The Southwest Bank 401(k) Retirement Savings Plan for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (14 U.S.C. 78m or 78o(d)); and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Southwest Bank 401(k) Retirement Savings Plan.



Date: June 27, 2003


                                  /s/ Dennis R. Salentine
                                  ____________________________________________

                                  Dennis R. Salentine
                                  Vice President, Corporate Benefits
                                  Manager of the Marshall & Ilsley Corporation and Plan Administrator